Exhibit 10.5

September 30, 2022

TiHe Capital (Beijing) Co. Ltd.（泰和中投投资基金管理（北京）有限公司）

4th Floor, Building 3, Huasheng Science Park, Lane 1999, Zhangheng Road, Pudong New Area, Shanghai, China

中国上海市浦东新区张衡路1999弄华盛科技园3号楼4楼

Attn: Jiao Wang王姣

Email: wangjiao@chemexpress.com.cn

Re: Extension of Longstop Date

Dear Mr. Yan Zhou:

Reference is made to that certain Equity Purchase Agreement dated as of July 7, 2022 (as amended, modified, or supplemented from time to time, the “Purchase Agreement”), by and among TiHe Capital (Beijing) Co. Ltd. （泰和中投投资基金管理（北京）有限公司）(“Buyer”), Athenex API Limited, Polymed Therapeutics, Inc., and Athenex Pharmaceuticals (China) Limited (each, a “Seller” and collectively, “Sellers”) and Athenex, Inc. (“Seller Parent” and, together with Sellers, the “Seller Parties”). Buyer and each Seller Party is referred to herein as a “Party” and together as the “Parties”. Capitalized terms used but not defined in this letter agreement have the meaning given to them in the Purchase Agreement.

In Section 10.1 of the Purchase Agreement, the “Longstop Date” is defined to mean “September 30, 2022 or a later date agreed upon by the Parties in writing.” The Parties acknowledge that the Closing has not occurred, but desire to extend the Longstop Date to allow for the completion of the Closing, as set forth in this letter agreement.

1.
Extension of Longstop Date. The Parties agree that the “Longstop Date” shall be extended to October 31, 2022 or a later date subsequently agreed upon by the Parties in writing. Notwithstanding the foregoing, if the Closing has not occurred on or before October 31, 2022, then Buyer, on the one hand, or the Seller Parties, on the other hand, may automatically extend the Longstop Date to November 15, 2022 by delivering written notice thereof to the other Party or Parties on or before October 31, 2022; provided, however, that such right to extend the Longstop Date shall not be available to any Party if the failure by such Party to fulfill any material obligation under this Agreement shall be the cause of the failure of the Closing to occur on or before the Longstop Date.
2.
Miscellaneous.
(a)
This letter agreement shall be construed in accordance with and governed by the laws of PRC applicable to agreements made and to be performed wholly within that jurisdiction. Any controversy or claim arising out of or relating to this letter agreement shall be determined in accordance with Section 9.9 of the Purchase Agreement.

(b)
This letter agreement may be executed by the Parties in multiple counterparts and shall be effective as of the date set forth above when each Party shall have executed and delivered a counterpart hereof, whether or not the same counterpart is executed and delivered by each Party. When so executed and delivered, each such counterpart shall be deemed an original and all such counterparts shall be deemed one and the same document. Transmission of images of signed signature pages by facsimile, e-mail or other electronic means shall have the same effect as the delivery of manually signed documents in person.
(c)
Each Party represents and warrants that it has obtained the necessary internal approvals and the third party consents (if necessary) required for its execution and performance of this letter agreement.
(d)
Except as expressly set forth in this letter agreement, all terms and provisions of the Purchase Agreement remain in full force and effect. In the event of a conflict between the terms of this letter agreement and the terms of the Purchase Agreement, the terms of this letter agreement shall govern and control.

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Very truly yours,

SellerS: ATHENEX API LIMITED By: /s/ Lau, Yiu Nam Name: Lau, Yiu Nam Title: Director

ATHENEX PHARMACEUTICALS (CHINA) LIMITED

By: /s/ Lau, Yiu Nam
Name: Lau, Yiu Nam
Title: Director

POLYMED THERAPEUTICS, INC.

By: /s/ Johnson Lau
Name: Johnson Lau
Title: Director

seller parent:

athenex, INC.

By: /s/ Johnson Lau
Name: Johnson Lau
Title: Chief Executive Officer and Chairman

ACCEPTED AND AGREED TO:

BUYER:

TiHe Capital (Beijing) Co. Ltd.

By: /s/ Yan, Zhou
Name: Yan, Zhou
Title: Authorized Signatory